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[AMERICAN LEGACY III LOGO]                             =========================
                       Variable Annuity Application    The Lincoln National Life
                                                            Insurance Company
                                                       =========================
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           Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.
====================================================================================================================================
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1a Contract Owner

     /s/ John L. Doe                              Social Security number/TIN  [x][x][x]-[x][x]-[x][x][x][x]
     -------------------------------
     Full legal name or trust name*                                                     [x] Male   [_] Female
     1515 Main Street                             Date of birth    [0][9] [1][4] [3][7]
     -------------------------------                               Month    Day   Year
     Street address
     Anycity        Anystate   xxxxx              Home telephone number  [9][9][9] [5][5][5]-[2][2][2][2]
     -------------------------------
     City           State      ZIP
                                                  Date of trust*   [_][_] [_][_] [_][_]  Is trust revocable?*
     -------------------------------                               Month    Day   Year   [_] Yes        [_] No
     Trustee name*
     Note: Maximum age of Contract Owner is 90.   *This information is required for trusts.
------------------------------------------------------------------------------------------------------------------------------------
1b Joint Contract Owner

                                                  Social Security number      [_][_][_]-[_][_]-[_][_][_][_]
     -------------------------------
     Full legal name                              Date of birth    [_][_] [_][_] [_][_]  [_] Male   [_] Female
                                                                   Month    Day   Year
     Note: Maximum age of Joint Contract Owner is 90.                                    [_] Spouse [_] Non-Spouse
====================================================================================================================================
2a Annuitant (if no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the Annuitant.)
                                                  Social Security number      [_][_][_]-[_][_]-[_][_][_][_]
     -------------------------------
     Full legal name
                                                  Date of birth    [_][_] [_][_] [_][_]  [_] Male   [_] Female
     -------------------------------                               Month    Day   Year
     Street Address
                                                  Home telephone number  [_][_][_] [_][_][_]-[_][_][_][_]
     -------------------------------
     City           State     ZIP
     Note: Maximum age of Annuitant is 90.
------------------------------------------------------------------------------------------------------------------------------------
2b Contingent Annuitant

                                                  Social Security number      [_][_][_]-[_][_]-[_][_][_][_]
     -------------------------------
     Full legal name
     Note: Maximum age of Contingent Annuitant is 90.
====================================================================================================================================
3 Beneficiary(ies) of Contract Owner (List additional beneficiaries on a separate sheet. If listing children, use full legal names.)

     /s/Jane A. Doe                                 Wife                            xxx-xx-xxxx   100%
     -----------------------------------------      ------------------------------  -----------   ----
     Primary: Full legal name or trust name*        Relationship to Contract Owner  SSN/TIN
                                                                                                     %
     -----------------------------------------      ------------------------------  -----------   ----
     Primary: Full legal name                       Relationship to Contract Owner  SSN/TIN
                                                                                                     %
     -----------------------------------------      ------------------------------  -----------   ----
     Contingent: Full legal name or trust name      Relationship to Contract Owner  SSN/TIN

     -----------------------------------------      Date of trust* [_][_] [_][_] [_][_]  Is trust revocable?*
     Executor/Trustee name*                                        Month    Day   Year   [_] Yes    [_] No
                                                    *This information is required for trusts.
     To specify an annuity payment option for your beneficiary, please complete the appropriate form (available from your financial adviser).
====================================================================================================================================
4 Type of American Legacy Contract

     Nonqualified:  [x] Initial Contribution   OR   [_] 1035 Exchange

     Tax-Qualified (must complete plan type):   [_] Initial Contribution, Tax Year ____   OR   [_] Transfer   OR   [_] Rollover

     Plan Type (check one):   [_] Roth IRA                   [_] Traditional IRA            [_] Other* _____________________
                                                                                                             (specify)
                              [_] 457(f) Executive Benefit*  [_] 457(b) Governmental/Non-Profit*

                              [_] SEP                        [_] 403(b)* (transfers only)   *Indicate plan year-end:   [_][_] [_][_]
                                                                                                                       Month    Day
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5a Allocation (This section must be completed.)

   Initial minimums:
      Nonqualified/403(b)    $1,500    Qualified    $300

   Future contributions will follow the allocation below. If DCA option is selected, the entire amount of each future contribution will follow the allocation in Section 5b.

   If no allocations are specified in Section 5a or 5b, the entire amount will be allocated to the Cash Management Fund pending instructions from the Contract Owner.
--------------------------------------------------------------------------------
   Please allocate my contribution of:

   $ _______________________  OR  $ _______________________
     Initial contribution           Approximate amount
                                    from previous carrier
--------------------------------------------------------------------------------
   INTO THE FUND(S) BELOW
--------------------------------------------------------------------------------
   Use whole percentages

              50% [Global Growth Fund]
   --------------
                % [Global Small Capitalization Fund]
   --------------
                % [Growth Fund]
   --------------
                % [International Fund]
   --------------
                % [New World Fund]
   --------------
                % [Growth-Income Fund]
   --------------
              50% [Asset Allocation Fund]
   --------------
                % [High-Yield Bond Fund]
   --------------
                % [Bond Fund]
   --------------
                % [U.S. Govt./AAA-Rated Securities Fund]
   --------------
                % [Cash Management Fund]
   --------------
                % [Fixed Account]
   --------------
                %  DCA Fixed Account (must complete 5b)
   --------------
                %  Total (must = 100%)
   ==============
--------------------------------------------------------------------------------
5b Dollar Cost Averaging (Complete only if electing DCA.)

   $1,500 minimum required in the Holding Account
--------------------------------------------------------------------------------
   Total amount to DCA:                            $
                                                    --------------
           OR

   MONTHLY amount to DCA:                          $
                                                    --------------
--------------------------------------------------------------------------------
   OVER THE FOLLOWING PERIOD:
                                                    --------------
                                                     MONTHS (6-60)
--------------------------------------------------------------------------------
   FROM THE FOLLOWING HOLDING ACCOUNT (check one):

   [_] DCA Fixed Account
   [_] Cash Management Fund*
   [_] U.S. Govt./AAA-Rated Securities Fund*
--------------------------------------------------------------------------------
   INTO THE FUND(S) BELOW
--------------------------------------------------------------------------------
   Use whole percentages                              *The DCA Holding Account
                                                      and the DCA fund elected
                % [Global Growth Fund]                cannot be the same.
   --------------
                % [Global Small Capitalization Fund]
   --------------
                % [Growth Fund]
   --------------
                % [International Fund]
   --------------
                % [New World Fund]
   --------------
                % [Growth-Income Fund]
   --------------
                % [Asset Allocation Fund]
   --------------
                % [High-Yield Bond Fund]
   --------------
                % [Bond Fund]
   --------------
                % [U.S. Govt./AAA-Rated Securities Fund*]
   --------------
                % [Cash Management Fund*]
   --------------
                % [Fixed Account]
   --------------
                %  Total (must = 100%)
   ==============
--------------------------------------------------------------------------------
   Future contributions will not automatically start a new DCA program. Instructions must accompany each contribution.
--------------------------------------------------------------------------------
5c Cross-Reinvestment or Portfolio Rebalancing

   To elect either of these options, please complete the appropriate form (available from your financial adviser).

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6  Automatic Withdrawals $10,000 minimum account balance required.
   Note: Withdrawals exceeding 10% of total contract value per year may be subject to contingent deferred sales charges.
-------------------------------------------------------------------------------

   [_] Please provide me with automatic withdrawals based on 10% of total contract value

   [_] Monthly [_] Quarterly [_] Semiannually [_] Annually

   Begin withdrawals in [_][_] [_][_]
                        Month  Year

                      OR

-------------------------------------------------------------------------------

   [_] Please provide me with automatic withdrawals
       of $
           ---------------

   [_] Monthly [_] Quarterly [_] Semiannually [_] Annually

   Begin withdrawals in [_][_] [_][_]
                         Month  Year

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   ELECT ONE: [_] Do withhold taxes [_] Do not withhold taxes

   ELECT ONE: [_] Send check to address of record  OR

   [_] Send check to the following alternate address:

   ---------------------------------------------------------

   ---------------------------------------------------------

   ---------------------------------------------------------

   Note: If no tax withholding selection is made, taxes will be withheld.

   For direct deposit into your bank account, an electronic fund transfer form must be completed and submitted with a voided check.

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7  Automatic Bank Draft

   ------------------------------------  ---------------------------------------
   Print account holder name(s) EXACTLY as shown on bank records

   --------------------------------------------------------- ATTACH VOIDED CHECK
   Bank Name                         ABA number

   -----------------------------------------------------------------------------
   Bank street address        City                   State            Zip

   Automatic bank
   draft start                                                    $
   date:         [_][_]  [_][_]   [_][_] -----------------------  --------------
                  Month Day(1-28)  Year  Checking account number  Monthly amount

   I/We hereby request and authorize you to pay and charge to my/our account checks or electronic fund transfer debits processed by and payable to the order of Lincoln Life, P.O. Box 2348, Fort Wayne, IN 46801-2348, provided there are sufficient collected funds in said account to pay the same upon presentation. It will not be necessary for any officer or employee of Lincoln Life to sign such checks. I/We agree that your rights in respect to each such check shall be the same as if it were a check drawn on you and signed personally by me/us. This authority is to remain in effect until revoked by me/us, and until you actually receive such notice I/we agree that you shall be fully protected in honoring any such check or electronic fund transfer debit. I/We further agree that if any such check or electronic fund transfer debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever even though such dishonor results in the forfeiture of insurance of investment loss to me/us.

================================================================================
8  Telephone Transfer (Check box if this option is desired.)

   [X] I/We hereby authorize and direct Lincoln Life to accept telephone instructions from any person who can furnish proper identification to exchange units from subaccount to subaccount and/or change the allocation of future investments. I/We agree to hold harmless and indemnify Lincoln Life, American Funds Distributors, Inc. and their affiliates and any mutual fund managed by such affiliates and their directors, trustees, officers, employees and agents for any losses arising from such instructions.

================================================================================
9 Replacement Will the proposed contract replace any existing annuity or life insurance contract?

   ELECT ONE: [X] No [_] Yes  If yes, complete the 1035 Exchange or Qualified
                              Retirement Account Transfer form.

   (Attach a replacement form if required by the state in which the application is signed.)

   -----------------------------------------------------------------------------
   Company name

   -----------------------------------------------------------------------------
   Plan name                                                  Year issued

================================================================================
   Fraud Warning: Residents of all states except Virginia and Washington, please note:

   Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

================================================================================
10 Signatures

   All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for American Legacy III and American Variable Insurance Series and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

   Anycity               Anystate
   ------------------------------------------------
   Signed at (city)      State                      Date: [0][6]  [0][8]  [9][9]
                                                           Month    Day    Year


   --------------------------- --------------------
   Signature of Contract Owner Joint Contract Owner


   ------------------------------------------------
   Signed at (city)      State                      Date: [_][_]  [_][_]  [_][_]
                                                           Month    Day    Year

   ------------------------------------------------
   Signature of Annuitant (Annuitant must sign if
   Contract Owner is a trust or custodian)
================================================================================
             FINANCIAL ADVISER MUST COMPLETE REVERSE SIDE (PAGE 4)
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                                    Page 3
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   THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE FINANCIAL ADVISER OR
   SECURITIES DEALER. Please type or print.
================================================================================
11 Insurance in Force Will the proposed contract replace any existing annuity or life insurance contract?

   ELECT ONE: [X] No [_] Yes If yes, please list the insurance in force on the life of the proposed Contract Owner(s) and Annuitant(s):

   (Attach a replacement form if required by the state in which the application was signed.)

                                                                   $
   -----------------------------------------------------------------------------
   Company name                                 Year issued        Amount
================================================================================
12 Additional Remarks

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13 Dealer Information  Note: Licensing appointment with Lincoln Life is required
   [_] 1 [_] 2 [_] 3         for this application to be processed.
                             If more than one representative, please indicate
                             names and percentages in Section 12.
   /s/ Michael Dealer
   ---------------------------------------------[X][X][X] [X][X][X]-[X][X][X][X]
   Registered representative's name             Registered representative's
   (print as it appears on NASD licensing)      telephone number

   ---------------------------------------------[X][X][X]-[X][X]-[X][X][X][X]
   Client account number at dealer              Registered representative's SSN
   (if applicable)

   Financial Investors
   -----------------------------------------------------------------------------
   Dealer's name

   Anystreet                 Anycity                  Anystate       XXXXX
   -----------------------------------------------------------------------------
   Branch address              City                     State         ZIP

   [_] CHECK IF BROKER CHANGE OF ADDRESS
================================================================================
14 Representative's Signature

   The representative hereby certifies that he/she witnessed the signature(s) in section 10 and that all information contained in this application is true to the best of his/her knowledge and belief.


   -----------------------------------------------------------------------------
   Signature
================================================================================


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
                     Send completed application - with a check made
                     payable to Lincoln Life - to your investment
[American Legacy     dealer's home office or to:
 III Logo]
                     Lincoln Life             By Express Mail:   Lincoln Life
                     P.O. Box 2348                               Attention: American Legacy Operations
                     Fort Wayne, IN 46801-2348                   1300 South Clinton Street
                                                                 Fort Wayne, IN 46802

                     If you have any questions regarding this application, call Lincoln Life at 800 942-5500.

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